UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2016

Sagent Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-35144

Delaware	98-0536317
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1901 N. Roselle Road, Suite 700, Schaumburg, Illinois 60195

(Address of principal executive offices, including zip code)

(847) 908-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 8, 2016, Sagent Pharmaceuticals, Inc. (the “Company” or “we”) held our annual meeting of stockholders, at which four proposals were presented to the Company’s stockholders for consideration. The four proposals, each of which were described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 29, 2016 (the “Proxy Statement”), were: (1) to elect as directors the nominees named in the Proxy Statement each to serve a one-year term and until their successors are duly elected and qualified, subject to earlier resignation, removal or death; (2) to ratify the retention of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016; (3) to approve the Sagent Pharmaceuticals, Inc., 2016 Incentive Compensation Plan; and (4) to hold an advisory vote to approve the compensation of the Company’s named executive officers. A total of 29,236,646 shares, or 89.03%, of our issued and outstanding shares of common stock as of April 12, 2016, were represented in person or by proxy at the annual meeting. The final results for each of the matters submitted to a stockholder vote at the annual meeting are as follows:

Proposal 1.

Our stockholders elected the individuals named below as directors, to serve until our 2017 annual meeting of stockholders and until their successors have been elected and qualified, or until their earlier resignation, removal or death. The votes regarding this proposal were as follows:

	For	Withhold	Broker Non-Votes
Mary Taylor Behrens	23,832,871	2,769,962	2,633,813
Michael Fekete	22,843,657	3,759,176	2,633,813
Robert Flanagan	23,308,042	3,294,791	2,633,813
Anthony Krizman	23,004,131	3,598,702	2,633,813
Allan Oberman	26,541,256	61,577	2,633,813
Shlomo Yanai	23,579,358	3,023,475	2,633,813

Proposal 2.

Our stockholders ratified the retention of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. The votes regarding this proposal were as follows:

For	Against	Abstain
29,178,602	56,547	1,497

Proposal 3.

Our stockholders approved the Sagent Pharmaceuticals, Inc., 2016 Incentive Compensation Plan. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
25,898,479	697,971	6,383	2,633,813

Proposal 4.

Our stockholders approved, in an advisory vote, the compensation of our named executive officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
19,989,721	6,604,111	9,001	2,633,813

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGENT PHARMACEUTICALS, INC.

Date: June 10, 2016		/s/ Michael Ward
	Name:	Michael Ward
	Title:	Chief Legal Officer and Corporate Secretary